STOCK PURCHASE AGREEMENT

                  This Stock Purchase Agreement (the "Agreement"), dated as of July 15, 1997, is entered into by and between Unigene Laboratories, Inc., a Delaware corporation ("Unigene"), and Warner-Lambert Company, a Delaware corporation ("Purchaser").

                              W I T N E S S E T H:

                  WHEREAS, Unigene and Purchaser simultaneously herewith are entering into a License Agreement, dated as of July 15, 1997 (the "License Agreement"), pursuant to which Unigene has licensed to Purchaser rights to use certain of Unigene's proprietary technology; and

                  WHEREAS, Unigene in connection therewith wishes to issue and sell to Purchaser, and Purchaser wishes to purchase from Unigene, on the terms and conditions set forth in this Agreement, the number of shares of Unigene's common stock, par value $.01 per share (the "Common Stock"), determined in accordance with the provisions of Section 1.1 hereof.

                  NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                                    ARTICLE I
                           PURCHASE AND SALE OF STOCK

         1.1 Purchase of Stock. On the terms and conditions set forth in this Agreement, Unigene agrees to issue and sell to Purchaser, and Purchaser agrees to purchase from Unigene, at a purchase price of $3,000,000, the number of shares of Common Stock that is equal to the total obtained by dividing (i) $3,000,000, by (ii) the average of the closing sale prices of the Common Stock as reported by the Nasdaq Stock Market for each trading day during the 30 calendar days preceding and the 30 calendar days beginning on the date of the first public announcement of the entry by the parties into the License Agreement; provided that if the calculation described in this Section 1.1 would create a fractional share, such fractional share shall be disregarded and the number of shares of Common Stock purchased and sold hereunder shall be the number of whole shares.

         1.2 Deliveries. On the date of the execution of this Agreement, Purchaser shall deliver to Unigene, by wire transfer of immediately available funds to such bank account as shall be designated by Unigene, an amount equal to $3,000,000. Promptly following the conclusion of the 60-day period referred to in Section 1.1, Unigene shall deliver to Purchaser a stock certificate registered in the name of Purchaser representing the number of shares of Common Stock determined in accordance with Section 1.1 hereof.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties of Unigene. Unigene represents and warrants to Purchaser that, as of the date hereof:

                  (a) Organization, Good Standing and Qualification. Unigene is duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

                  (b) Authorization. Unigene has the corporate power necessary to execute, deliver and perform this Agreement, and such execution, delivery and performance have been duly authorized by all necessary corporate action on the part of Unigene. This Agreement has been duly executed and delivered by Unigene and constitutes a legal, valid and binding obligation of Unigene, enforceable against Unigene in accordance with its terms.

                  (c) No Violations. The execution, delivery and performance of this Agreement by Unigene does not and will not: (i) violate any provision of Unigene's Certificate of Incorporation or By-laws; (ii) violate, breach or constitute a default (or an event or condition that with the giving of notice or the passage of time or both could give rise to a default) under any material contract or agreement to which Unigene is a party or by which Unigene is bound;
(iii) result in the creation of a lien, security interest, charge or encumbrance on any property or assets of Unigene; (iv) except for such filings with the Securities and Exchange Commission or any state securities commission as may be required to perfect a private placement or limited offering exemption for the sale of the shares of Common Stock, require the authorization, consent or approval of, or filing with, any court or any administrative or governmental body pursuant to any law, statute, rule or regulation to which Unigene is subject or any order, judgement or decree by which Unigene is bound; or (v) constitute a default under or violate any law, statute, rule or regulation to which Unigene is subject or any order, judgement or decree of any court, administrative agency or arbitrator by which Unigene is bound.

                  (d) Litigation. There is no suit, action or other proceeding of any nature pending or, to the best knowledge of Unigene, threatened against Unigene before any court or other governmental agency or instrumentally that challenges or seeks to prevent the consummation of the transactions contemplated by this Agreement.

                  (e) Valid Issuance of Common Stock. The shares of Common Stock to be issued pursuant to this Agreement have been duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.

                  (f) Capitalization. (a) The authorized capital stock of Unigene consists of 60,000,000 shares of Common Stock, of which, as of May 15, 1997, (i) 37,264,165 shares were outstanding and (ii) 7,434,719 shares were reserved for issuance either upon the conversion of outstanding convertible securities or upon the exercise of outstanding options and warrants. There is only one class of Common Stock.

                  (g) Securities Laws. Assuming the accuracy of the representations and warranties of Purchaser contained in this Agreement, the sale of the shares of Common Stock to be issued pursuant to the terms of this Agreement will be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act").

         2.2 Representations and Warranties of Purchaser. Purchaser represents and warrants to Unigene that, as of the date hereof:

                  (a) Organization, Good Standing and Qualification. Purchaser is duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

                  (b) Authorization. Purchaser has the corporate power necessary to execute, deliver and perform this Agreement, and such execution, delivery and performance have been duly authorized by all necessary corporate action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

                  (c) No Violations. The execution, delivery and performance of this Agreement by Purchaser does not and will not: (i) violate any provision of Purchaser's Certificate of Incorporation or By-laws; (ii) violate, breach or constitute a default (or an event or condition that with the giving of notice or the passage of time or both could give rise to a default) under any material contract or agreement to which Purchaser is a party or by which Purchaser is bound; (iii) result in the creation of a lien, security interest, change or encumbrance on any property or assets of Purchaser,
(iv) require the authorization, consent or approval of, or filing with, any court or any administrative or governmental body pursuant to any law, statute, rule or regulation to which Purchaser is subject or any order, judgement or decree by which Purchaser is bound; or (iv) constitute a default under or violate any law, statute, rule or regulation to which Purchaser is subject or any order, judgement or decree of any court, administrative agency or arbitrator by which Purchaser is bound.

                  (d) Litigation. There is no suit, action or other proceeding of any nature pending or, to the best knowledge of Purchaser, threatened against Purchaser before any court or other governmental agency or instrumentally that challenges or seeks to prevent the consummation of the transactions contemplated by this Agreement.

                  (e) Purchase Entirely For Own Account; Investment Experience; Access to Information. Purchaser is purchasing the shares of Common Stock for its own account without a view to any distribution thereof in violation of the Securities Act, or any applicable state securities laws, and Purchaser is experienced in evaluation and making investments of this type, and has had access to, and has received, all information concerning Unigene that it reasonably has required to evaluate its investment in the shares of Common Stock.

                  (f) Accredited Investor. Purchaser is financially able to bear the risks of an investment in the shares of Common Stock and is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act. Purchaser understands and acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

                  (g) Restricted Securities. Purchaser acknowledges that Unigene is selling the shares of Common Stock pursuant to an exemption from registration under Section 4(2) of the Securities Act in reliance on the representations and warranties of Purchaser herein, and agrees that the shares of Common Stock may be offered, sold, pledged or otherwise transferred by Purchaser only if the transaction is registered under the Securities Act or is effected pursuant to an exemption from such registration requirements.

                  (h) Legends. Purchaser agrees that the following legend shall be placed on the certificate(s) evidencing the shares of Common Stock for so long as the shares remain "restricted securities" within the meaning of Rule 144 under the Securities Act:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. Such shares have been acquired for investment and may not be offered, sold, pledged or otherwise transferred, except in compliance with the registration requirements of said Act or pursuant to an exemption therefrom."

Purchaser understands that, while such legend remains on the certificate(s) evidencing the shares of Common Stock, Unigene will direct its transfer agent to maintain "stop transfer" procedures with respect to the shares. Unigene agrees that, when the Shares of Common Stock become eligible for sale pursuant to the provisions of Rule 144(k) under the Securities Act, Unigene will direct the transfer agent to remove the above-referenced legend from any certificates tendered by Purchaser for such purpose.


                                   ARTICLE III
                                  MISCELLANEOUS

         3.1 Expenses. All legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

         3.2 Amendments; Waivers. Any provisions of this Agreement may be amended or waived by the parties hereto if, but only if, such amendment or waiver is in writing and is signed by both parties hereto. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         3.3 No Third Party Beneficiaries. This Agreement is made solely for the benefit of the parties hereto and shall not confer any rights on any other person.

         3.4 Notices. Any notice, demand, request, consent, approval or other communication that is required or permitted to be given or made by a party to the other pursuant to any provision of this Agreement shall be given or made in writing and shall be served personally or shall be sent by facsimile transmission or overnight delivery addressed to the party as follows:

         If to Unigene:

                  Unigene Laboratories, Inc.
                  110 Little Falls Road
                  Fairfield, NJ 07004
                  Attention: Chief Executive Officer
                  Telephone: (973) 882-0860
                  Fax: (973) 227-6088

         If to Purchaser:

                  Warner-Lambert Company
                  201 Tabor Road
                  Morris Plains, New Jersey 07950
                  Attn:  President, Pharmaceutical Sector
                  Fax: (973) 540-4009

         With a copy to:

                  Warner-Lambert Company
                  201 Tabor Road
                  Morris Plains, New Jersey 07950
                  Attn:  Vice President and General Counsel
                  Fax: (973) 540-3927


or to such other address as either party may from time to time advise the other party hereto by notice in writing. Every such notice so given shall be deemed to be received only upon delivery to the party to be charged with notice.

         3.5 Severability. Should any provision of this Agreement for any reason be declared invalid or unenforceable, such invalidity shall not affect the validity or enforceability of any of the other provisions of this Agreement, which shall remain in full force and effect, and the application of such invalid or unenforceable provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and enforced to the fullest extent permitted by law.

         3.6 Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

         3.7 Applicable Law. The validity and interpretation of this Agreement, and the performance by the parties of their respective obligations hereunder, shall be governed by the laws of the State of New York, without regard to the choice of law provisions thereof.

         3.8 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged thereby.

         3.9 Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all previous agreements and understandings between the parties with respect to such matters.

         3.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and transferees. This Agreement may not be assigned by either party without the prior written consent of the other; provided, however, that either party may assign its rights and delegate its duties hereunder to an Affiliate thereof without obtaining such consent, provided that the assigning party agrees to remain primarily (and not secondarily or derivatively) liable for the full and timely performance by such Affiliate of all its obligations hereunder.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                                     UNIGENE LABORATORIES, INC.


                                                     By: /s/ WARREN P. LEVY
                                                        -------------------
                                                        Warren P. Levy
                                                        President


                                                     WARNER-LAMBERT COMPANY


                                                     By: /s/ MAURICE RENSHAW
                                                        --------------------
                                                        Maurice Renshaw
                                                        Vice President and
                                                        President, Parke-Davis,
                                                        U.S. and Mexico